DELAWARE GROUP® GOVERNMENT FUND
Delaware Core Plus Bond Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses dated November 28, 2016

Effective on or about Jan. 31, 2017 ("Effective Date"), the investment strategies for Delaware Core Plus Bond Fund will change and the Fund will be repositioned as a strategic income fund (the "Repositioning").  In connection with this Repositioning, the Fund's name will change to Delaware Strategic Income Fund.

The Repositioning may result in higher portfolio turnover in the near term, as the portfolio management team purchases and sells securities to accommodate the Repositioning. This higher portfolio turnover may to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor and tax advisor about the potential impact that will result from the Repositioning.

The Repositioning will not change: (i) the requirement that the Fund invest at least 80% of its net assets in fixed income securities; (ii) the Fund's duration or maturity; (iii) the Fund's benchmark, the Bloomberg Barclays US Aggregate Index; or (iv) the Fund's management fees.

The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Name of Fund	Delaware Core Plus Bond Fund	Delaware Strategic Income Fund
Investment Objective	Long-term total return, consistent with reasonable risk	High current income and, secondarily, long-term total return.
Investment Restrictions
• Minimum 50% in U.S. investment grade bonds
• Maximum 30% in foreign investments
• Maximum 15% in emerging markets investments
• Maximum 30% high yield bonds
• Maximum 10% exposure to foreign currency
• Maximum 20% in derivatives instruments
Percentage minimum/maximums eliminated. The Fund will minimize its investments in derivatives instruments to prevent its adviser from having to register as a commodity pool operator.
Team	Paul Grillo, David Hillmeyer, Roger Early, Adam Brown, John McCarthy, Craig Dembek, and Paul Matlack	Paul Grillo, David Hillmeyer, Adam Brown, John McCarthy, Craig Dembek, and Paul Matlack

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 30, 2016.